UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 4, 2002



                          PAN ASIA COMMUNICATIONS CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



                        Nevada                           88-0419476
------------------------------------------  ------------------------------------
       (State or other jurisdiction           (IRS Employer Identification No.)
     of incorporation or organization)



      Suite 1001, 1166 Alberni Street                  V6E 3Z3
    Vancouver, British Columbia, Canada
------------------------------------------  ------------------------------------
  (Address of principal executive offices)            (Zip Code)



                Issuer's telephone number          (604) 648-2090
                  (including area code)



      Suite 201, 1166 Alberni Street                   V6E 3Z3
    Vancouver, British Columbia, Canada
------------------------------------------  ------------------------------------
 (Former name, former address and former
fiscal year, if changed since last report)           (Zip Code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On December 4, 2002, the Board of Directors of the Company by Resolution, agreed to accept the resignation of Mr. Rod Jao as President and Director of the company.

The Board of Directors by Resolution, agreed to appoint Mr. Mark Glusing as a director and President of the company, effective immediately.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

ITEM 5.  OTHER EVENTS

No events to report.

ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

On December 4, 2002, Rod Jao resigned as a director of Pan Asia Communications Corp.

ITEM 7.  FINANCIAL STATEMENTS

No events to report.

ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.

Exhibits:
---------
      1. Minutes of a Meeting of the Board of Directors of the Company held on December 4, 2002.
      2.    Resignation of Rod Jao dated December 4, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PAN ASIA COMMUNICATIONS CORP.

/s/ Mark Glusing
-----------------------------------
Mark Glusing, President

December 6, 2002
-----------------------------------
Date


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